UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 7, 2022

BioVie Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-39015	46-2510769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of Principal Executive Offices)	(Zip Code)

(775) 888-3162
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BIVI	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 7, 2022, BioVie Inc. (the "Company") and Dr. Sheldon Jordan issued a joint press release (the "Joint Press Release") announcing topline results from an investigator-sponsored exploratory biomarker and imaging trial of NE3107 for treatment of Alzheimer's Disease ("AD") and providing updates on other clinical programs. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on September 7, 2022, the Company posted a slide presentation regarding its clinical programs under the "Events and Presentations" tab in the "Investors" section of the Company's website, located at www.biovie.com. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Information.

On September 7, 2022, the Company issued the Joint Press Release announcing topline results from an investigator-sponsored exploratory biomarker and imaging phase 2 trial of NE3107 for treatment of Alzheimer’s Disease and providing updates on other clinical programs.

The Phase 2 trial— A Phase II Open-Label Study for the Use of Anti-Inflammatory, Insulin-Sensitizing NE3107 for Treatment of Cognitive Decline Due to Degenerative Dementias (NCT05227820) — is an exploratory biomarker study conducted by Dr. Sheldon Jordan, who served as principal investigator for the trial. The trial was intended to explore NE3107’s potential role in real-world clinical practice as an exploratory precursor informing the design of subsequent placebo-controlled blinded studies.

The trial enrolled a total of 23 patients – 17 patients with Mini-Mental State Examination (MMSE) scores greater than or equal to 20 (i.e., mild cognitive impairment [MCI] to mild AD) and 6 patients with MMSE <20 (i.e., moderate AD) – in an open-label, single arm study. The trial measured changes in cognition through verbal and visual test procedures, changes in biomarkers of Alzheimer’s disease and inflammation that can be measured in cerebral spinal fluid (CSF) and serum samples, and with functional magnetic resonance imaging techniques in patients, before and after treatment with 20 mg of NE3107 twice daily for 3 months.

Initial results showed that the measurements for most patients improved with NE3107 treatment with NE3107, although MCI/mild AD patients showed greater change.

•	Vast majority of patients saw significant improvements in the Global Rating of Change (overall impression of patient’s daily abilities) with NE3107 treatment (p<0.0001 to p<0.05).
•	NE3107 is associated with significant improvements in cognition as evidenced by the ADAS-Cog12 scale. 82% of 17 patients with MMSE >=20 experienced a 2.6 point decrease in ADAS-Cog12 (p=0.0046).
•	Reductions in TNFa (considered to be an initial factor driving inflammation) after NE3107 treatment are significantly correlated with improvement in cognition.
•	NE3107 treatment associated with trending improvements in ratio of p-tau:Ab. 60% of 10 patients with MMSE >=20 improved 0.002 in the ratio of p-tau / Ab (p=0.055).
•	Early analyses of imaging data suggest fundamental biological improvements in blood flow and reduced oxidative stress that are consistent with the mechanism for NE3107 and are unlikely to be accounted for by placebo effect.
•	No drug-related adverse events (AEs) were reported.
•	Detailed results will be presented at the CTAD 2022 Annual Conference.

In addition to the Phase 2 exploratory biomarker trial, the Company has three other trials underway.

•	The potentially pivotal Phase 3 trial for NE3107 in AD (NCT04669028) has enrolled one-half of the targeted 316 patients. In blinded data, no drug-related adverse events have been seen in daily medical reviews. The study pre-specified the potential to increase enrollment up to 400 patients as deemed appropriate through a review by the data safety monitoring board (DSMB) in a manner that is blinded to the Company. This DSMB review will take place later this year and will determine if a sample size adjustment is needed for the purpose of enhancing the probability of achieving statistical significance. If no sample size adjustments are needed, the Company expects full enrollment of the study by the end of the year, enabling topline data readout by mid-2023. The study may be delayed if additional patients need to be enrolled in the event of a DSMB recommendation.

•	The Phase 2 trial (NCT05083260) is enrolling 40 patients to examine NE3107 in Parkinson’s disease (PD) with two design objectives. The primary objective is a drug-drug interaction study as requested by the FDA to demonstrate the absence of adverse interactions of NE3107 with levodopa in humans (no indications of adverse DDI were observed in prior animal studies). The secondary objective is to explore an efficacy signal and determine if preclinical indications of promotoric activity and apparent enhancement of levodopa activity in MPTP rodents and marmosets can be observed in humans. In preclinical studies, NE3107 had promotoric acitvity equal to levodopa and the combination of NE3107 with levodopa was superior to either agent alone, providing the most “on time” without dyskinesia. The Company expects the trial to be fully enrolled in the next couple of months and data readout by the end of 2022. Similar to the AD Phase 3, no drug-related adverse events have been seen in daily medical reviews. We are detecting an efficacy signal among patients who have completed 28 days of treatment, but more data is needed to quantify the full therapeutic impact.

•	The Phase 2b trial for BIV201 in refractory ascites (NCT04112199) is enrolling 30 patients with co-primary endpoints measuring the incidence of ascites-related complications over 180 days and change in ascites fluid removed over 90 days. The trial is taking much longer than expected. Patient recruitment has been hampered by Covid-19, which appears to have disproportionately affected this population of very sick patients. The pace of patient screening, however, appears to be picking up in recent weeks. At this pace, the Company anticipates data readout by mid-2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which may be identified by words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning. In this report, forward-looking statements include, but are not limited to, statements relating to the timing of the completion of enrollment of its clinical trials and timing of date readouts with respect thereto. Although BioVie Inc. believes such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Actual results may vary materially from those expressed or implied by the statements herein due to the Company's ability to successfully raise sufficient capital on reasonable terms or at all, available cash on hand and contractual and statutory limitations that could impair our ability to pay future dividends, our ability to complete our pre-clinical or clinical studies and to obtain approval for our product candidates, to successfully defend potential future litigation, changes in local or national economic conditions as well as various additional risks, many of which are now unknown and generally out of the Company's control, and which are detailed from time to time in reports filed by the Company with the SEC, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. BioVie Inc. does not undertake any duty to update any statements contained herein (including any forward-looking statements), except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 7, 2022.
99.2	Slide Presentation of BioVie Inc.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVIE INC.

By:	/s/ Joanne Wendy Kim
Name:	Joanne Wendy Kim
Title:	Chief Financial Officer

Date: September 7, 2022